UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 18, 2021

KINGSTONE COMPANIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

000-01665
(Commission File Number)

Delaware	36-2476480
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

15 Joys Lane
Kingston, New York 12401
(Address of principal executive offices, including zip code)

(845) 802-7900
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KINS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Kingstone Companies, Inc. (the “Company”) has prepared presentation materials (the “Presentation Materials”) that management intends to use from time to time on and after August 18, 2021 in presentations about the Company’s business.  The Company used the Presentation Materials at a presentation to the Sidoti Mircocap Conference on August 18, 2021 and may use the Presentation Materials, possibly with modification, in other presentations to current and potential investors, lenders, creditors, insurers, vendors, customers, employees and others with an interest in the Company and its business.

The information contained in the Presentation Materials is summary information that should be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements that the Company may make by press release or otherwise from time to time.  The Presentation Materials speak as of the date of this Current Report on Form 8-K.  While the Company may elect to update the Presentation Materials in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, the Company specifically disclaims any obligation to do so.  The Presentation Materials are furnished as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.  This Current Report on Form 8-K and the presentation materials will also be posted in the Investor Information section of the Company’s website, www.kingstonecompanies.com, for 90 days.

The information referenced under Item 7.01 (including Exhibit 99.1 referenced in Item 9.01 below) of this Current Report on Form 8-K is being “furnished” under “Item 7.01.  Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information set forth in this Current Report on Form 8-K (including Exhibit 99.1 referenced in Item 9.01 below) shall not be incorporated by reference into any registration statement, report or other document filed by the Company pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1 Presentation Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSTONE COMPANIES, INC.

Dated: August 18, 2021	By:	/s/ Barry B. Goldstein
Barry B. Goldstein
President and CEO